SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 23, 1998
                                                          (July 23, 1998)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(650) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on July 23, 1998 by Franklin Resources, Inc.

                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FRANKLIN RESOURCES, INC.
                       (Registrant)


Date: July 23, 1998  /s/ Leslie M. Kratter
                      ----------------------
                       LESLIE M. KRATTER
                       Vice President

                                Exhibits


          A.  Press Release issued on July 23, 1998 by Franklin Resources, Inc.

FROM:       Franklin Resources, Inc.
            Public Relations: Holly Gibson (650) 312-4701
            Investor Relations: Bijan Modanlou (650) 525-7584 www.frk.com

                                                   For Immediate Release

           Franklin Resources Announces Third Quarter Results

      San Mateo, CA, July 23, 1998 -- Franklin Resources, Inc. (NYSE:BEN) today reported net income of $131.0 million for the third quarter of fiscal 1998, compared to $126.7 million for the preceding quarter and $111.2 million for the same quarter a year ago. Operating revenues for the quarter were $672.6 million compared to $673.7 million for the preceding quarter and $572.5 million a year ago.
      Assets under management by the Company's subsidiaries were $236.6 billion, compared to $242.0 billion in the preceding quarter and $208.8 billion at this time last year. Quarterly average assets under management during the current quarter were $240.5 billion compared to $229.4 billion in the preceding quarter and $198.2 billion in the same quarter a year ago.

      Diluted earnings per share for the quarter ended June 30, 1998 were $0.52 compared to $0.50 for the preceding quarter and $0.44 a year ago after adjustment for the two-for-one stock split paid on January 15, 1998. Average diluted shares outstanding for the current and preceding quarters were 253.1 million compared to 252.8 million a year ago.<F1>

      Franklin Resources, Inc. provides global and domestic investment management, shareholder and distribution services to the Franklin Templeton mutual funds and institutional accounts, servicing over 8.7 million shareholders in over 100 different nations worldwide. Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.

--------------------------
 <F1> All prior period amounts have been restated to reflect a two-for-one stock split paid on January 15, 1998.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)
                                       Three months ended    Nine months ended
                                             June 30              June 30
                                   -------------------------------------------
                                         1998       1997        1998      1997
Operating revenues:
Investment management fees  <F1>     $373,820    314,600   $1,073,622    855,659
Underwriting and distribution
  fees <F1>                           252,354    219,110      774,164    573,668
Shareholder servicing fees             40,793     36,614      117,798     90,239
Other                                   5,629      2,223       13,102      9,802
                                    -------------------------------------------
Total operating revenues              672,596    572,547    1,978,686  1,529,368
                                      ------------------------------------------

Operating expenses:
Underwriting and distribution         220,660    190,867      668,378    495,788
Compensation and benefits             152,688    115,476      418,723    321,830
Information systems, technology
  and occupancy                        37,312     31,474      129,770     86,673
Advertising and promotion              33,782     28,144       92,387     70,216
Amortization of deferred sales
  commissions                          27,753     18,773       78,174     40,939
Amortization of intangible assets       9,336      8,931       27,280     25,333
Other                                  22,846     23,657       64,889     63,791
                                   -------------------------------------------
Total operating expenses              504,377    417,322    1,479,601  1,104,570
                                   -------------------------------------------

Operating income                      168,219    155,225      499,085    424,798
                                   -------------------------------------------
Other income (expense):
Investment and other income            15,435      8,784       42,006    34,479
Interest expense                       (6,523)    (5,735)     (16,501)  (19,664)
                                    -------------------------------------------
Other income (expense), net             8,912      3,049       25,505    14,815
                                   -------------------------------------------

Income before taxes on income         177,131    158,274      524,590    439,613
Taxes on income                        46,118     47,086      136,393    130,785
                                    -------------------------------------------
Net income                           $131,013  $ 111,188     $388,197  $308,828
                                   =============================================

Earnings per share: <F2>
     Basic                              $0.52      $0.44      $1.54     $1.23
     Diluted                            $0.52      $0.44      $1.53     $1.22

Dividends per share <F2>                $0.05     $0.045      $0.15     $0.13

Average shares outstanding
 (in thousands): <F2>
     Basic                            252,860    252,186      252,771    251,803
     Diluted                          253,095    252,760      253,383    252,459

Assets under management (in millions):
     End of period                   $236,574   $208,811     $236,574   $208,811
     Simple monthly average for
       period                        $240,513   $198,174     $229,916   $183,728
------------------------------
<F1> Prior period amounts have been restated to reflect the  reclassification of distribution  component of Canadian  investment  management fee income.
<F2> All prior period amounts have been restated to reflect a two-for-one stock split paid on January 15, 1998.



Consolidated Income Statements
(Dollar amounts in thousands
except assets
under management and per share                Three months ended
data.)
                                    30-Jun-98    31-Mar-98    31-Dec-97     30-Sep-97    30-Jun-97
Operating revenues:
Investment management fees <F1>      $373,820     $351,240     $348,562       $348,264    $314,600
Underwriting and distribution
  fees <F1>                           252,354      278,622      243,188        250,009     219,110
Shareholder servicing fees             40,793       39,399       37,606         34,666      36,614
Other                                   5,629        4,430        3,043            968       2,223
                                      -----------------------------------------------------------
Total operating revenues              672,596      673,691      632,399        633,907     572,547
                                       ----------------------------------------------------------
Operating expenses:
Underwriting and distribution         220,660      242,406      205,312        216,540     190,867
Compensation and benefits             152,688      132,744      133,291        125,339     115,476
Information systems, technology
  and occupancy                        37,312       45,862      46,596          48,720      31,474
Advertising and promotion              33,782       31,243       27,362         26,336      28,144
Amortization of deferred sales
  commissions                          27,753       26,525       23,896         18,526      18,773
Amortization of intangible assets       9,336        8,949        8,995          8,961       8,931
Other                                  22,846       22,538       19,505         22,823      23,657
                                   ----------------------------------------------------------------
Total operating expenses              504,377      510,267      464,957        467,245     417,322
                                  -----------------------------------------------------------------
Operating income                      168,219      163,424      167,442        166,662     155,225
                                  -----------------------------------------------------------------
Other income (expense):
Investment and other income            15,435       11,596       14,975         15,107       8,784
Interest expense                       (6,523)      (3,826)      (6,152)        (5,669)     (5,735)
                                  ----------------------------------------------------------------
Other income (expense), net             8,912        7,770        8,823          9,438       3,049
                                  ----------------------------------------------------------------
Income before taxes on income         177,131      171,194      176,265        176,100     158,274
Taxes on income                        46,118       44,525       45,750         50,865      47,086
                                  ----------------------------------------------------------------
Net income                           $131,013     $126,669      130,515        125,235     111,188
                                  ================================================================

Earnings per share: <F2>
     Basic                             $0.52        $0.50         $0.52          $0.50      $0.44
     Diluted                           $0.52        $0.50         $0.52          $0.50      $0.44
Dividends per share <F2>               $0.05        $0.05         $0.05          $0.045     $0.045

Average shares outstanding
 (in thousands):<F2>
     Basic                            252,860      252,860      252,692        252,112    252,186
     Diluted                          253,095      253,058      253,185        252,466    252,760

Assets under management (in millions):
     End of period                   $236,574     $241,964     $220,989       $225,952   $208,811
     Simple monthly average for
       period.                       $240,513     $229,409     $220,606       $216,928   $198,174
-------------

<F1> Prior period amounts have been restated to reflect the  reclassification of distribution  component of Canadian  investment  management fee income.
<F2> All prior period amounts have been restated to reflect a two-for-one
 stock split   paid on January 15, 1998.




ASSETS UNDER MANAGEMENT


(In billions)              30-Jun-98  31-Mar-98  31-Dec-97  30-Sep-97  30-Jun-97
----------------------------------------------------------------------------

Franklin Templeton Group:
  Equity:
    Global/international     $106.6     $112.8      $99.2     $109.2      $99.0
    Domestic (U.S.)            57.1       57.3       51.6       48.2       43.1
--------------------------------------------------------------------------------
                              163.7      170.1      150.8      157.4      142.1
--------------------------------------------------------------------------------
  Fixed income:
    Tax-free                   49.1       48.1       47.0       45.8       44.4
    Taxable:
      Domestic (primarily
        US Govt.)              15.7       15.7       15.5       15.1       15.1
      Global/international      4.1        4.1        3.8        4.0        3.5
-------------------------------------------------------------------------------
                               68.9       67.9       66.3       64.9       63.0
-------------------------------------------------------------------------------
    Money funds                 4.0        4.0        3.9        3.7        3.7
 ===============================================================================
      Total Franklin
      Templeton Group        $236.6     $242.0     $221.0     $226.0     $208.8
 ===============================================================================